UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 21, 2006

NANOMETRICS INCORPORATED

(Exact name of registrant as specified in its charter)

California	000- 13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Buckeye Drive

Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 435-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On July 21, 2006, Nanometrics, Inc., a California corporation (“Nanometrics”), completed its acquisition of Accent Optical Technologies, Inc., a Delaware corporation (“Accent Optical”), pursuant to the terms of the Agreement and Plan of Merger and Reorganization, dated as of January 25, 2006, as amended (the “Merger Agreement”), by and among Nanometrics, Alloy Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Nanometrics (“Merger Sub”), Accent Optical and, solely with respect to Article IX, Sanford S. Wadler as Stockholder Agent.

Pursuant to the terms and conditions of the Merger Agreement, Merger Sub was merged with and into Accent Optical (the “Merger”), with Accent Optical continuing as a wholly owned subsidiary of Nanometrics. Upon completion of the Merger, shares of outstanding Accent Optical capital stock and in-the-money options to acquire Accent Optical common stock (as well as all Accent Optical stock options granted on or after January 23, 2006 regardless of their exercise price) were converted into the right to receive Nanometrics common stock and options to acquire Nanometrics common stock. Nanometrics issued and reserved for issuance upon exercise of assumed stock options an aggregate of 5,070,245 shares of its common stock in connection with the Merger.

The description of the Merger Agreement above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the terms of the Merger Agreement, Mr. Bruce C. Rhine was appointed to serve as a director of Nanometrics.

ITEM 8.01. Other Events.

On July 21, 2006, Nanometrics issued a press release announcing that Nanometrics shareholders approved the issuance of shares of Nanometrics common stock in connection with the Merger, Accent Optical stockholders approved the Merger and the Merger Agreement, and the Merger was completed. A copy of the press release dated July 21, 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated July 21, 2006, issued by Nanometrics Incorporated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOMETRICS INCORPORATED

Date: July 24, 2006	By:	/s/ Douglas J. McCutcheon
Douglas J. McCutcheon Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated July 21, 2006, issued by Nanometrics Incorporated.

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